PROXY TABULATOR
P.O. BOX 9112

FARMINGDALE, NY 11735

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com or scan the QR Barcode above
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V82685-Z91889	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

		For	Against	Abstain

1.	To approve an amended fundamental policy regarding diversification (“Proposal 1”).	☐	☐	☐

2.	To approve an amended fundamental policy regarding industry concentration (“Proposal 2”).	☐	☐	☐

3.	To approve an amended fundamental policy regarding investment in real estate and commodities (“Proposal 3”).	☐	☐	☐

4.	To approve an amended fundamental policy regarding lending (“Proposal 4”).	☐	☐	☐

5.	To approve an amended fundamental policy regarding underwriting (“Proposal 5”).	☐	☐	☐
		For	Against	Abstain

6.	To approve an amended fundamental policy regarding borrowings (“Proposal 6”).	☐	☐	☐

7.	To approve an amended fundamental policy regarding senior securities (“Proposal 7”).	☐	☐	☐

8.	To approve a new fundamental policy regarding investment in illiquid securities (“Proposal 8”).	☐	☐	☐

9.	To approve the elimination of a fundamental policy regarding investing for the purpose of exercising control of management (“Proposal 9”).	☐	☐	☐

10.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Meeting and Proxy Statement is available at www.proxyvote.com

V82686-Z91889

JNL/American Funds Global Small Capitalization Fund

A series of JNL Series Trust (the “Trust”)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of JNL/American Funds Global Small Capitalization Fund (the “Fund”) hereby appoints Susan S. Rhee and Kelly L. Crosser, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on January 31, 2026 at a Special Meeting of Shareholders to be held on March 25, 2026 at 2:30 P.M., Eastern Time, at the Fund’s principal office, which is located at 1 Corporate Way, Lansing, MI 48951 (the “Meeting”), and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSALS.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

SCAN TO VIEW MATERIALS & VOTE

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)	Read the Proxy Statement and have the Voting Instruction Card below at hand.
2)	Go to website www.proxyvote.com or scan the QR Barcode above.
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the Voting Instruction Card below at hand.
2)	Call 1-800-690-6903.
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the Voting Instruction Card below.
3)	Sign and date the Voting Instruction Card.
4)	Return the Voting Instruction Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V82743-TBD	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board recommends you vote FOR the following proposals:

		For	Against	Abstain

1.	To approve an amended fundamental policy regarding diversification (“Proposal 1”).	☐	☐	☐

2.	To approve an amended fundamental policy regarding industry concentration (“Proposal 2”).	☐	☐	☐

3.	To approve an amended fundamental policy regarding investment in real estate and commodities (“Proposal 3”).	☐	☐	☐

4.	To approve an amended fundamental policy regarding lending (“Proposal 4”).	☐	☐	☐

5.	To approve an amended fundamental policy regarding underwriting (“Proposal 5”).	☐	☐	☐

		For	Against	Abstain

6.	To approve an amended fundamental policy regarding borrowings (“Proposal 6”).	☐	☐	☐

7.	To approve an amended fundamental policy regarding senior securities (“Proposal 7”).	☐	☐	☐

8.	To approve a new fundamental policy regarding investment in illiquid securities (“Proposal 8”).	☐	☐	☐

9.	To approve the elimination of a fundamental policy regarding investing for the purpose of exercising control of management (“Proposal 9”).	☐	☐	☐

10.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please be sure to sign and date the below.

Signature(s) should be exactly as name or names appear(s) on this Voting Instruction Card. If shares are held jointly, each shareholder is requested to sign, but only one Signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this Voting Instruction Card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Meeting and Proxy Statement is available at www.proxyvote.com

V82744-TBD

JNL/American Funds Small Cap Globalization Fund

A series of JNL Series Trust (the “Trust”)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned contract owner hereby instructs the Insurance Companies mentioned on the reverse side of this Voting Instruction Card to vote all shares of the of JNL/American Funds Small Cap Globalization Fund (the “Fund”), a series of the Trust, attributable to his or her variable annuity contract, at the Special Meeting of Shareholders to be held on March 25, 2026 at 2:30 P.M., Eastern Time, at the Fund’s principal office, which is located at 1 Corporate Way, Lansing, MI 48951 (the “Meeting”), and at any adjournments thereof, all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this Card. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSALS.

If you fail to return this Voting Instruction Card, depending on the separate account, the Insurance Companies will either not vote all shares attributable to the account value, or will vote all shares attributable to the account value in proportion to all voting instructions for the Fund actually received from contract holders in the separate account.

PLEASE DATE AND SIGN NAME OR NAMES AS PRINTED ON THE REVERSE SIDE TO AUTHORIZE THE VOTING OF THE SHARES AS INDICATED. IF SIGNING AS A REPRESENTATIVE, PLEASE INCLUDE CAPACITY.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Account - I, Jackson National Separate Account III, Jackson National Separate Account IV, Jackson National Separate Account V, and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I, and JNLNY Separate Account II.

PLEASE SIGN AND DATE ON THE REVERSE SIDE